Federated Utility Fund, Inc.

(formerly, Liberty
Utility Fund, Inc.)

SEMI-ANNUAL REPORT
AUGUST 31, 1996
ESTABLISHED 1988

GROWTH AND INCOME

PRESIDENT'S MESSAGE

[Insert Graphic A representation here.]

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Utility Fund, Inc.

This report covers the six-month period from March 1, 1996, through August 31, 1996. Linda Duessel, Vice President, Federated Management -- who co-manages the fund with Christopher H. Wiles, Senior Vice President, Federated Management -- discusses her outlook for the utility industry. Following Linda's discussion are a complete listing of the fund's holdings in good dividend-paying utilities and convertible securities, along with the fund's financial statements.

Federated Utility Fund, Inc., was established in 1988, and has paid regular dividends since inception, currently has assets totaling $1.6 billion, and serves over 63,000 shareholders. The fund invests in more than 60 issues spread across the electric, telecommunication, natural gas and international utilities. To help offset interest rate risk, approximately 30% of the fund's holdings are in securities which are less sensitive to U.S. interest rate movements. The fund may be attractive to those investors who are interested in income derived from good dividend-paying securities.

We did not expect that 1996 would repeat the strong performance seen in 1995. We are optimistic for the balance of the year and into 1997 as many of the fund's holdings have increased their dividends.

As of June 1, 1996, Class F Shares were added to the fund.

Thank you for participating in the income and growth opportunities of utilities through the fund's broadly diversified portfolio. Our outlook for utilities is highly positive. Remember, reinvesting your monthly dividends is a convenient way to build the value of your account -- and helps your shares increase through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,

[Insert Graphic B representation here.]

Richard B. Fisher
President
October 15, 1996

INVESTMENT REVIEW

[Graphic]

Linda A. Duessel
Vice President
Federated Management

[Graphic]

AFTER VERY STRONG PERFORMANCE IN CALENDAR YEAR 1995, WHEN THE FUND'S NET ASSET VALUE ROSE FROM $10.54 TO $12.68,* THE UTILITY MARKET EXPERIENCED A PULLBACK IN 1996. CAN YOU COMMENT?

Utility prices are sensitive to fluctuations in interest rates. Long-term interest rates have risen and prices have fallen this year as investors worried about the possibility that a strong economy would accelerate inflation. Consequently, the long-term Treasury bond declined -11.34% as of August 31, 1996. The S&P Utility Index** declined by -4.24% during this period, which was actually a respectable relative performance.

[Graphic]

IN THIS ENVIRONMENT, HOW DID FEDERATED UTILITY FUND PERFORM?

For the six months ended August 31, 1996, the Federated Utility Fund Class A Shares returned -0.19% based on net asset value, compared to a return of -1.61% for the S&P Utility Index.*** It should be noted that during this period, Standard & Poor's removed telephone utilities from its utility index and placed them in a separate S&P Communications Index.+ This index was down 5.14% since its inception on July 10, 1996. In this light, Federated Utility Fund's flat performance was impressive.

[Graphic]

HAVE THE FUND'S INTERNATIONAL UTILITIES AND NON-UTILITY SECURITIES PROVIDED A MEASURE OF DOWNSIDE PROTECTION DURING THE PERIOD?

Yes. International utilities have been big positive contributors to our fund's performance during the period, proving the value of diversification among non-U.S. holdings. For example, National Power, the United Kingdom's large electric generating company, increased its dividend by 18% and paid a large special dividend. Also, Telebras, the Brazilian telephone company, enjoyed a 41.4% total return during the period.++

* Class A Shares.

** The Standard & Poor's Utility Index is an unmanaged index comprised of forty different utilities that track daily changes in the price of stocks. Investments cannot be made in an index.

*** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period based on offering price for Class A Shares, Class B Shares, and Class C Shares was -5.65%, -6.02%, and -1.53%, respectively. Total return based on offering price for Class F Shares from 6/01/96 inception through 8/31/96 was -2.95%.

+ The S&P Communications Index was initiated on July 10, 1996 and holds 25 of the largest telecommunications stocks, including the regional bells, long distance companies and cellular concerns.

++ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

The non-utility portion also served to help mitigate the interest rate risk inherent in utilities. Most of our non-utility securities are convertible bonds or convertible preferred stocks, which enjoy much of the upside moves in the underlying common stocks while helping to provide downside protection because of their handsome yields. Examples of these holdings include the Aetna 6.25% convertible preferreds and the Altera 5.75% convertible bonds.

[Graphic]

HOW ARE THE FUND'S ASSETS CURRENTLY ALLOCATED?

The fund's assets are allocated as follows:

SECTOR                     % OF PORTFOLIO      # OF ISSUES
Electrics                       35.40%               15
Telecommunications              20.96%                8
Natural Gas                     11.07%                3
Non-Utility                     21.67%               25
International Utilities          9.41%               10


[Graphic]

AS WE APPROACH THE END OF 1996, WHAT IS YOUR OUTLOOK FOR UTILITIES?

Our outlook for utilities is bullish. Currently, the interest rate outlook is positive as we see little evidence of inflation. Further, fundamentals look good for utilities. Natural gas prices and demand remain strong heading into the winter season, and electric utility deregulation is proceeding slowly with generally utility-friendly proposals from a number of state commissions.

Excitement has come to the utility industry with the continuation of merger announcements between electric companies (recently Ohio Edison and Centerior Energy) as well as electric/natural gas company mergers (Enron and Portland General; Houston Industries and Noram Energy). Not only are these mergers good for the competitive positioning of the companies, but for some of the acquisition candidates these mergers are being proposed at healthy premiums to the pre-announcement stock price.

Finally, utilities look inexpensive on a price and current yield basis compared to the lofty general equity market. This is especially true for telephone utilities that have declined considerably from their peak prices early in 1996 and now appear to be rising strongly from their early September lows. We have seen price improvement in MCI Communications Corp., Ameritech Corp., and Pacific Telesis Group, among others.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $9,000 IN THE CLASS A SHARES OF FEDERATED UTILITY FUND, INC. ON 5/27/88, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $21,385 ON 8/31/96. YOU WOULD HAVE EARNED AN 11.03% AVERAGE ANNUAL TOTAL RETURN FOR THE 8-YEAR INVESTMENT LIFE SPAN -- QUITE ATTRACTIVE FOR A UTILITY STOCK FUND, ESPECIALLY DURING A TIME WHEN THE ECONOMIC MARKETS WENT THROUGH SEVERAL CYCLES.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic]

As of September 30, 1996, the Class A Shares' average annual one-year, five-year, and since inception (5/27/88) total returns were 2.03%, 8.57% and 11.34% respectively. Class B Shares' average annual one-year, and since inception (9/28/94) total returns were 1.30%, and 9.14% respectively. Class C Shares' average annual one-year, and since inception (4/27/93) total returns were 6.09% and 6.20% respectively. The Class F Shares' cumulative since inception (6/1/96) total return was -1.97%.

* Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.5% sales load applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)
ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 8 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $13,572.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $9,000, but your account would have reached a total value of $13,572* by 8/31/96. You would have earned an average annual total return of 9.41%.

A practical investment plan helps you pursue long-term performance from utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time and compounding to work!

[Graphic]

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 1996 (UNAUDITED)

     SHARES                                                                                             VALUE
 COMMON STOCKS -- 78.6%
                       CONSUMER DURABLES -- 1.3%
         590,900       Ford Motor Co.                                                                 $  19,795,150
                       CONSUMER NON-DURABLES -- 2.1%
         361,100       Philip Morris Cos., Inc.                                                          32,408,725
                       ELECTRIC UTILITIES: CENTRAL -- 11.1%
       1,484,500       CMS Energy Corp.                                                                  44,349,437
         588,400       Cinergy Corp.                                                                     17,652,000
       1,718,200       DPL, Inc.                                                                         40,592,475
       1,416,100       Illinova Corp.                                                                    36,995,613
         945,400       NIPSCO Industries, Inc.                                                           34,979,800
                         Total                                                                          174,569,325
                       ELECTRIC UTILITIES: EAST -- 5.6%
       1,297,900       DQE, Inc.                                                                         36,016,725
         733,000       General Public Utility, Inc.                                                      23,089,500
       1,209,200       Peco Energy Co.                                                                   28,416,200
                         Total                                                                           87,522,425
                       ELECTRIC UTILITIES: SOUTH -- 14.3%
       1,276,900       Duke Power Co.                                                                    59,695,075
       1,388,900       FPL Group, Inc.                                                                   61,458,825
       1,594,200       Southern Co.                                                                      36,068,775
       1,408,200       TECO Energy, Inc.                                                                 33,620,775
         834,700       Texas Utilities Co.                                                               34,222,700
                         Total                                                                          225,066,150
                       ELECTRIC UTILITIES: WEST -- 4.4%
       1,227,100       Pacificorp                                                                        24,695,388
       1,516,000       Pinnacle West Capital Corp.                                                       43,585,000
                         Total                                                                           68,280,388

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

     SHARES                                                                                             VALUE
 COMMON STOCKS -- CONTINUED
                       ENERGY MINERALS -- 0.5%
          97,800       Exxon Corp.                                                                     $  7,958,475
                       FINANCE -- 3.1%
         956,200       Meditrust, REIT                                                                   32,749,850
         288,600       Mellon Bank Corp.                                                                 15,981,225
                         Total                                                                           48,731,075
                       MAJOR U.S. TELECOMMUNICATIONS -- 20.8%
       1,109,000       AT&T Corp.                                                                        58,222,500
         942,700       Ameritech Corp.                                                                   48,666,887
       1,544,100       BellSouth Corp.                                                                   55,973,625
       1,516,800       GTE Corp.                                                                         59,724,000
       1,627,100       MCI Communications Corp.                                                          40,880,887
         979,000       Pacific Telesis Group                                                             31,695,125
         674,700       SBC Communications, Inc.                                                          31,457,887
                         Total                                                                          326,620,911
                       NATURAL GAS DISTRIBUTION -- 4.7%
       1,334,700       MCN Corp.                                                                         35,703,225
         117,200       New Jersey Resources Corp.                                                         3,354,850
       1,152,200       Pacific Enterprises                                                               34,421,975
                         Total                                                                           73,480,050
                       NON-U.S. UTILITIES -- 6.3%
         445,100       CPT Telefonica del Peru S.A., Class B, ADR                                        10,404,213
         181,100       Compania Telecomunicacion Chile, ADR                                              17,702,525
       1,688,600       Iberdrola S.A.                                                                    15,243,603
         541,800       Korea Electric Power Corp., ADR                                                   11,513,250
       1,053,310       National Power Co. PLC, ADR                                                       25,806,095
         968,100       STET-Societa Finanziaria Telefonica S.P.A.                                         2,335,434
         207,000       Telecomunicacoes Brasileras, ADR                                                  15,395,625
                         Total                                                                           98,400,745

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

    PRINCIPAL
     AMOUNT
     FOREIGN
    CURRENCY
    PAR AMOUNT
    OR SHARES                                                                                           VALUE
 COMMON STOCKS -- CONTINUED
                       OIL/GAS TRANSMISSION -- 4.1%
         857,800       Enron Corp.                                                                   $   34,419,225
         401,700       Panenergy Corp.                                                                   13,306,313
         339,700       Williams Cos., Inc. (The)                                                         16,942,538
                       Total                                                                             64,668,076
                       WATER SUPPLY -- 0.3%
         196,600       American Water Works Co., Inc.                                                     4,202,325
                       TOTAL COMMON STOCKS (IDENTIFIED COST $1,079,468,583)                           1,231,703,820
 CONVERTIBLE CORPORATE BONDS -- 7.7%
                       HEALTH CARE -- 0.9%
 $    15,040,000       Alza Corp., Conv. Bond, 5.00%, 5/1/2006                                           14,693,779
                       NON-U.S. UTILITIES -- 3.2%
      16,070,000       Korea Electric Power Corp., Conv. Bond, 5.00%, 8/1/2001                           16,311,050
      17,150,000  (a)  New World Infrastructure, Conv. Bond, 5.00%, 7/15/2001                            17,643,063
  16,975,000,000       Softe S.A., Conv. Bond, 4.25%, 7/30/1998                                          15,335,302
                         Total                                                                           49,289,415
                       TECHNOLOGY -- 3.6%
       6,490,000  (a)  3Com Corp., Conv. Bond, 10.25%, 11/1/2001                                         10,424,173
      15,850,000  (a)  Altera Corp., Conv. Bond, 5.75%, 6/15/2002                                        17,271,904
      11,540,000       Analog Devices, Inc., Conv. Bond, 3.50%, 12/1/2000                                12,861,445
      17,400,000  (a)  Solectron Corp., Conv. Bond, 6.00%, 3/1/2006                                      15,988,164
                         Total                                                                           56,545,686
                         TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $120,513,948)               120,528,880

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

      SHARES                                                                                                VALUE
 CONVERTIBLE PREFERRED STOCKS -- 12.3%
                       BASIC INDUSTRY -- 1.8%
         801,100       Coeur d'Alene Mines Corp., Conv. Pfd., $1.49                                  $   13,818,975
         120,000       International Paper Co., Cumulative Conv. Pfd., $2.63                              5,615,520
         189,300  (a)  International Paper Co., Cumulative Conv. Pfd., Series 144A, $2.63                 8,858,483
                         Total                                                                           28,292,978
                       CABLE INDUSTRY -- 0.6%
         424,800       Merrill Lynch & Co., Inc., STRYPES, Series Cox, 6.00%                              8,867,700
                       ENERGY MINERALS -- 0.7%
         473,900       Sun Co., Inc., Conv. Pfd., Series A, $1.80                                        11,669,788
                       FINANCE -- 4.6%
         237,528       Aetna Services Inc., Conv. Pfd., 6.25%                                            16,508,196
         156,400       Merrill Lynch & Co., Inc., STRYPES, Series SunAmerica, 7.25%                       9,364,450
         513,500       Merrill Lynch & Co., Inc., STRYPES, Series MGIC, $3.12                            29,783,000
         294,800       Salomon, Inc., DECS, Series FSA, 7.625%                                            8,364,950
         107,600       Sunamerica, Inc., PERCS, Series E, $3.10                                           8,877,000
                         Total                                                                           72,897,596
                       OIL/GAS TRANSMISSION -- 2.3%
         216,000       Noram Financing, Conv. Pfd., $3.13                                                13,392,000
         275,000       Williams Cos., Inc. (The), Conv. Pfd., $3.50                                      22,137,500
                         Total                                                                           35,529,500
                       OTHER TELEPHONE/COMMUNICATIONS -- 0.1%
          30,000       MFS Communications Company, Inc., Conv. Pfd., $2.68                                2,160,000
                       SERVICES -- 2.2%
          88,000       Alco Standard Corp., ACES, $5.04                                                   7,491,000
         608,300       Browning-Ferris Industries, Inc., ACES, $2.58                                     17,944,850
         786,900       Hollinger International Publishing, Inc., Conv. Pfd., $.95                         8,459,175
                         Total                                                                           33,895,025
                         TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $183,639,740)              193,312,587

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

   PRINCIPAL
     AMOUNT                                                                                                VALUE
                       (B)REPURCHASE AGREEMENT -- 1.1%
 $    16,940,000       BT Securities Corporation, 5.27%, dated 8/30/1996, due 9/3/1996
                       (at amortized cost)                                                           $   16,940,000
                         TOTAL INVESTMENTS (IDENTIFIED COST $1,400,562,271)(C)                       $1,562,485,287


(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At August 31, 1996, these securities amounted to $70,185,787 which represents 4.5% of net assets.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $1,400,681,861. The net unrealized appreciation of investments on a federal tax basis amounts to $161,803,426 which is comprised of $201,170,071 appreciation and $39,366,645 depreciation at August 31, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($1,567,875,283) at August 31, 1996.

The following acronyms are used throughout this portfolio:

ACES    -- Adjustable Convertible Extendable Securities
ADR     -- American Depositary Receipt
DECS    -- Dividend Enhanced Convertible Stock
PERCS   -- Preferred Equity Redemption Cumulative Stock
PLC     -- Public Limited Company
REIT    -- Real Estate Investment Trust
STRYPES -- Structured Yield Product Exchangeable for Common Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified cost $1,400,562,271 and tax                      $ 1,562,485,287
 cost $1,400,681,861)
 Cash                                                                                                            75,848
 Income receivable                                                                                            7,405,543
 Receivable for investments sold                                                                              5,975,512
 Receivable for shares sold                                                                                   1,159,089
   Total assets                                                                                           1,577,101,279
 LIABILITIES:
 Payable for investments purchased                                                     $4,989,257
 Payable for shares redeemed                                                            2,656,496
 Income distribution payable                                                              956,230
 Accrued expenses                                                                         624,013
   Total liabilities                                                                                          9,225,996
 Net Assets for 129,056,883 shares outstanding                                                          $ 1,567,875,283
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                        $ 1,382,403,138
 Net unrealized appreciation of investments                                                                 161,924,953
 Accumulated net realized gain on investments                                                                28,085,955
 Distributions in excess of net investment income                                                            (4,538,763)
   Total Net Assets                                                                                     $ 1,567,875,283
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($734,013,407 / 60,412,491 shares outstanding)                                        $12.15
 Offering Price Per Share (100/94.50 of $12.15)*                                                                 $12.86
 Redemption Proceeds Per Share                                                                                   $12.15
 CLASS B SHARES:
 Net Asset Value Per Share ($90,091,885 / 7,416,132 shares outstanding)                                          $12.15
 Offering Price Per Share                                                                                        $12.15
 Redemption Proceeds Per Share (94.50/100 of $12.15)**                                                           $11.48
 CLASS C SHARES:
 Net Asset Value Per Share ($60,699,025 / 4,994,516 shares outstanding)                                          $12.15
 Offering Price Per Share                                                                                        $12.15
 Redemption Proceeds Per Share (99.00/100 of $12.15)**                                                           $12.03
 CLASS F SHARES:
 Net Asset Value Per Share ($683,070,966 / 56,233,744 shares outstanding)                                        $12.15
 Offering Price Per Share (100/99.00 of $12.15)***                                                               $12.27
 Redemption Proceeds Per Share (99.00/100 of $12.15)**                                                           $12.03


  * See "Investing in Class A Shares."
 ** See "Contingent Deferred Sales Charge" in the Prospectus.
*** See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)
STATEMENT OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends                                                                                       $ 23,719,881
 Interest                                                                                           2,811,895
   Total income                                                                                    26,531,776
 EXPENSES:
 Investment advisory fee                                                         $ 4,848,670
 Administrative personnel and services fee                                           488,746
 Custodian fees                                                                       92,903
 Transfer and dividend disbursing agent fees and expenses                            805,622
 Directors'/Trustees' fees                                                             5,704
 Auditing fees                                                                        12,604
 Legal fees                                                                            2,944
 Portfolio accounting fees                                                            95,813
 Distribution services fee -- Class B Shares                                         333,251
 Distribution services fee -- Class C Shares                                         242,953
 Shareholder services fee -- Class A Shares                                          976,081
 Shareholder services fee -- Class B Shares                                          111,084
 Shareholder services fee -- Class C Shares                                           80,984
 Shareholder services fee -- Class F Shares*                                         448,074
 Share registration costs                                                            156,216
 Printing and postage                                                                109,572
 Insurance premiums                                                                    9,660
 Taxes                                                                                48,852
 Miscellaneous                                                                         7,728
   Total expenses                                                                  8,877,461
 Waivers --
   Waiver of investment advisory fee                             $ (838,185)
   Waiver of shareholder services fee -- Class A Shares             (23,426)
   Waiver of shareholder services fee -- Class C Shares                (564)
   Waiver of shareholder services fee -- Class F Shares*            (53,768)
      Total waivers                                                                 (915,943)
         Net expenses                                                                               7,961,518
           Net investment income                                                                   18,570,258
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                  28,207,858
 Net change in unrealized appreciation of investments                                              36,628,486
   Net realized and unrealized gain on investments                                                 64,836,344
      Change in net assets resulting from operations                                             $ 83,406,602


* For the period ended from June 1, 1996 (date of initial public investments) to August 31, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS
                                                                                     ENDED               YEAR
                                                                                  (UNAUDITED)           ENDED
                                                                                   AUGUST 31,         FEBRUARY 29,
                                                                                     1996                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                         $   18,570,258     $    35,422,847
 Net realized gain on investments ($28,207,858 and $35,892,535 respectively,
 as computed for federal tax purposes)                                             28,207,858          47,885,694
 Net change in unrealized appreciation of investments                              36,628,486          88,054,561
   Change in net assets resulting from operations                                  83,406,602         171,363,102
 NET EQUALIZATION (DEBITS) --                                                          (7,992)           (318,431)
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
   Class A Shares                                                                 (15,504,127)        (31,171,022)
   Class B Shares                                                                  (1,296,658)         (1,826,388)
   Class C Shares                                                                    (934,629)         (2,080,469)
   Class F Shares*                                                                 (5,311,350)             --
 Distributions in excess of net investment income
   Class A Shares                                                                      --                (381,611)
   Class B Shares                                                                      --                  --
   Class C Shares                                                                      --                 (30,642)
   Class F Shares*                                                                     --                  --
 Distributions from net realized gains on investments
   Class A Shares                                                                 (23,260,919)             --
   Class B Shares                                                                  (2,641,341)             --
   Class C Shares                                                                  (1,944,579)             --
   Class F Shares*                                                                    --                   --
     Change in net assets resulting from distributions to shareholders            (50,893,603)        (35,490,132)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                     701,447,994         149,459,995
 Net asset value of shares issued to shareholders in payment of                    42,105,959          26,442,124
 distributions declared
 Cost of shares redeemed                                                         (177,384,214)       (162,110,279)
     Change in net assets resulting from share transactions                       566,169,739          13,791,840
       Change in net assets                                                       598,674,746         149,346,379
 NET ASSETS:
 Beginning of period                                                              969,200,537         819,854,158
 End of period                                                                $ 1,567,875,283     $   969,200,537


* For the period ended June 1, 1996 (date of initial public investments) to August 31, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         SIX MONTHS
                           ENDED
                        (UNAUDITED)
                           AUGUST 31,                                       YEAR ENDED FEBRUARY 28 OR 29,
                            1996        1996       1995       1994       1993      1992        1991      1990      1989    1988(A)
 NET ASSET VALUE,
 BEGINNING OF PERIOD       $12.79      $10.98     $12.24     $12.29     $11.03     $10.13     $ 9.82    $ 9.15    $ 9.15   $ 9.30
 INCOME FROM
 INVESTMENT
 OPERATIONS
   Net investment income     0.18        0.48       0.55       0.60       0.58       0.68       0.71      0.71      0.72     0.55
   Net realized and
   unrealized gain
   (loss) on                (0.19)       1.82      (0.69)      --         1.44       0.92       0.43      0.79     (0.02)   (0.31)
   investments
   Total from invest-
   ment operations          (0.01)       2.30      (0.14)      0.60       2.02       1.60       1.14      1.50      0.70     0.24
 LESS DISTRIBUTIONS
   Distributions from
   net investment income    (0.25)      (0.48)     (0.66)     (0.61)     (0.66)     (0.64)     (0.70)    (0.76)    (0.70)   (0.39)
   Distributions from
   net realized gain on
   investments              (0.38)        --       (0.12)     (0.04)     (0.10)     (0.06)     (0.13)    (0.07)      --       --
   Distributions in
   excess of net
   investment income(b)       --        (0.01)       --        --         --          --         --        --        --       --
   Tax return of
   capital distribution       --          --       (0.34)       --         --         --         --        --        --       --
   Total distributions      (0.63)      (0.49)     (1.12)     (0.65)     (0.76)     (0.70)     (0.83)    (0.83)    (0.70)   (0.39)
 NET ASSET
 VALUE, END
 OF PERIOD                 $12.15      $12.79     $10.98     $12.24     $12.29     $11.03     $10.13    $ 9.82    $ 9.15   $ 9.15
 TOTAL RETURN(C)            (0.19%)     21.47%     (0.98%)     4.93%     19.26%     16.48%     12.41%    16.72%     8.00%    3.25%
 RATIOS TO AVERAGE
 NET ASSETS
   Expenses                  1.15%*      1.14%      1.10%      1.12%      1.04%      1.05%      1.02%     1.02%     1.00%    1.56%*
   Net investment income     2.94%*      4.09%      4.95%      4.81%      5.98%      6.31%      7.41%     7.17%     8.04%    8.24%*
   Expense waiver(d)         0.13%*      0.15%      0.21%      0.17%      0.01%      0.19%      0.51%     0.74%     0.40%    0.38%*
 SUPPLEMENTAL DATA
   Net assets, end of
   period (000 omitted)  $734,013    $816,687   $742,274   $877,513   $739,511   $375,656   $125,599   $48,050   $410,575 $52,947
   Average commission
   rate paid              $0.0079        --         --       --         --         --           --       --         --       --
   Portfolio turnover          23%         76%        55%        24%        18%        35%        45%       37%        34%     17%


* Computed on an annualized basis.

(a) Reflects operations for the period from June 5, 1987 (date of initial public investment) to February 29, 1988.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 SIX MONTHS
                                                                   ENDED
                                                                 (UNAUDITED)        YEAR ENDED
                                                                  AUGUST 31,      FEBRUARY 28 OR 29,
                                                                    1996         1996        1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $12.77       $10.98      $10.92
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                             0.15         0.43        0.22
   Net realized and unrealized gain (loss) on investments           (0.20)        1.77       (0.04)
   Total from investment operations                                 (0.05)        2.20        0.18
 LESS DISTRIBUTIONS
   Distributions from net investment income                         (0.19)       (0.41)      (0.08)
   Distributions from net realized gain on investment               (0.38)         --          --
   Tax return of capital distribution                                --            --        (0.04)
   Total distributions                                              (0.57)       (0.41)      (0.12)
 NET ASSET VALUE, END OF PERIOD                                    $12.15       $12.77      $10.98
 TOTAL RETURN(B)                                                    (0.53%)      20.45%       2.16%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                          1.91%*       1.90%       1.87%*
   Net investment income                                             2.22%*       3.19%       4.53%*
   Expense waiver(c)                                                 0.13%*       0.14%       0.25%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                        $90,092      $85,650     $18,780
   Average commission rate paid                                   $0.0079          --          --
   Portfolio turnover                                                  23%          76%         55%


* Computed on an annualized basis.

(a) Reflects operations for the period from October 12, 1994 (date of initial public investment) to February 28, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            SIX MONTHS
                                                               ENDED
                                                            (UNAUDITED)                 YEAR ENDED
                                                             AUGUST 31,               FEBRUARY 28 OR 29,
                                                                1996          1996        1995         1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.77         $10.98      $12.23         12.27
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                        0.14           0.39        0.42          0.48
   Net realized and unrealized gain (loss) on investments      (0.19)          1.80       (0.64)        (0.07)
   Total from investment operations                            (0.05)          2.19       (0.22)         0.41
 LESS DISTRIBUTIONS
   Distributions from net investment income                    (0.19)         (0.39)      (0.60)        (0.41)
   Distributions from net realized gain on investment          (0.38)          --         (0.13)        (0.04)
   Distributions in excess of net investment income(b)           --           (0.01)       --            --
   Tax return of capital distribution                            --            --         (0.30)         --
   Total distributions                                         (0.57)         (0.40)      (1.03)        (0.45)
 NET ASSET VALUE, END OF PERIOD                               $12.15         $12.77      $10.98        $12.23
 TOTAL RETURN(C)                                               (0.54%)        20.43%      (1.66%)        3.28%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                     1.90%*         1.87%       1.86%         1.87%*
   Net investment income                                        2.18%*         3.35%       4.19%         4.02%*
   Expense waiver(d)                                            0.13%*         0.17%       0.21%         0.17%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                   $60,699        $66,864     $58,800       $64,409
   Average commission rate paid                              $0.0079          --           --             --
   Portfolio turnover                                             23%            76%         55%           24%


* Computed on an annualized basis.

(a) Reflects operations for the period from April 30, 1993 (date of initial public investment) to February 28, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS F SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      PERIOD
                                                                                       ENDED
                                                                                    (UNAUDITED)
                                                                                     AUGUST 31,
                                                                                      1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                               $ 12.37
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                               0.10
   Net realized and unrealized gain (loss) on investments                             (0.23)
   Total from investment operations                                                   (0.13)
 LESS DISTRIBUTIONS
   Distributions from net investment income                                           (0.09)
 NET ASSET VALUE, END OF PERIOD                                                      $12.15
 TOTAL RETURN(B)                                                                      (1.03%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                            1.12%*
   Net investment income                                                               3.04%*
   Expense waiver(c)                                                                   0.17%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                                         $683,071
   Average commission rate paid                                                     $0.0079
   Portfolio turnover                                                                    23%


* Computed on an annualized basis.

(a) Reflects operations for the period from June 1, 1996 (date of initial public investment) to August 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996 (UNAUDITED)

1. ORGANIZATION

Federated Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The primary investment objective of the Fund is current income and long-term growth of income.

The Fund's Board of Directors approved a change in the name of the Fund as follows:

EFFECTIVE DATE        NEW NAME
March 30, 1996        Federated Utility Fund, Inc.


Effective June 1, 1996 the Fund added Class F Shares. Effective June 1, 1996 the assets of Fortress Utility Fund, Inc. were acquired by the Fund in exchange for Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Listed corporate bonds and other fixed income and asset-backed securities and unlisted securities and private placement securities are valued at the mean of the latest bid and asked price as provided by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

   REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales.

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

   Additional information on each restricted security held at August 31, 1996 is as follows:

    SECURITY                              ACQUISITION DATE      ACQUISITION COST
    3Com Corp.                             11/30/95-4/10/96       $ 10,151,052
    Altera Corp.                             3/21/96-6/7/96         19,487,009
    International Paper Co.                11/30/95-12/8/95          8,591,639
    New World Infrastruture                 5/15/96-5/15/96         17,150,000
    Solectron Corp.                         2/15/96-3/15/96         17,341,310


   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At August 31, 1996, par value shares ($ 0.001 per share) authorized were as follows:

                              NUMBER OF PAR VALUE
 CLASS NAME                  CAPITAL STOCK AUTHORIZED
 Class A Shares                     250,000,000
 Class B Shares                     250,000,000
 Class C Shares                     250,000,000
 Class F Shares                     250,000,000
 Total                            1,000,000,000


FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

 Transactions in capital stock were as follows:

                                                          SIX MONTHS
                                                            ENDED                         YEAR ENDED
                                                         AUGUST 31, 1996            FEBRUARY 29, 1996
 CLASS A SHARES                                       SHARES        AMOUNT          SHARES           AMOUNT
 Shares sold                                         1,899,593   $  23,768,902        5,648,312   $  67,001,561
 Shares issued to shareholders in payment of
 distributions declared                              2,594,004      32,670,032        2,093,790      23,963,889
 Shares redeemed                                    (7,914,130)    (98,975,698)     (11,487,559)   (134,618,367)
   Net change resulting from Class A
   Share transactions                               (3,420,533)  $ (42,536,764)      (3,745,457)  $ (43,652,917)
                                                          SIX MONTHS
                                                            ENDED                         YEAR ENDED
                                                         AUGUST 31, 1996            FEBRUARY 29, 1996
 CLASS B SHARES                                       SHARES        AMOUNT          SHARES           AMOUNT
 Shares sold                                         1,228,917   $ 15,353,939         5,569,457    $ 65,886,136
 Shares issued to shareholders in payment of
 distributions declared                                261,648      3,294,714            97,013       1,137,632
 Shares redeemed                                      (779,253)    (9,707,202)         (672,672)     (8,251,465)
   Net change resulting from Class B
   Share transactions                                  711,312    $ 8,941,451         4,993,798    $ 58,772,303
                                                          SIX MONTHS
                                                            ENDED                         YEAR ENDED
                                                         AUGUST 31, 1996            FEBRUARY 29, 1996
 CLASS C SHARES                                       SHARES        AMOUNT          SHARES           AMOUNT
 Shares sold                                           381,063    $ 4,769,123         1,400,958    $ 16,572,299
 Shares issued to shareholders in payment of
 distributions declared                                191,292      2,409,902           115,628       1,340,603
 Shares redeemed                                      (811,910)   (10,125,796)       (1,640,135)    (19,240,448)
   Net change resulting from Class C
   Share transactions                                 (239,555)   $(2,946,771)         (123,549)   $ (1,327,546)
                                                          PERIOD ENDED                    YEAR ENDED
                                                       AUGUST 31, 1996(A)             FEBRUARY 29, 1996
 CLASS F SHARES                                       SHARES         AMOUNT          SHARES           AMOUNT
 Shares sold                                        60,656,703   $657,556,030            --        $   --
 Shares issued to shareholders in payment of
 distributions declared                                304,292      3,731,311            --            --
 Shares redeemed                                    (4,727,251)   (58,575,518)           --            --
   Net change resulting from Class F
   share transactions                               56,233,744  $ 602,711,823            --            --
   Net change resulting from
   Share transactions                               53,284,968  $ 566,169,739         1,124,792    $13,791,840


(a) For the period from June 1, 1996 (date of initial public investment) to August 31, 1996.

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Passport Research Ltd., the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                     PERCENTAGE OF AVERAGE
   SHARE CLASS       DAILY NET ASSETS OF CLASS
   Class B Shares           .75%
   Class C Shares           .75%


   The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

FEDERATED UTILITY FUND, INC.
(FORMERLY, LIBERTY UTILITY FUND, INC.)

   GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1996, were as follows:

PURCHASES                                      $305,996,856
SALES                                          $220,513,183


DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
  Chairman
Richard B. Fisher
  President
J. Christopher Donahue
  Executive Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer, and Secretary
S. Elliott Cohan
  Assistant Secretary
Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
[Graphic]

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402
8092606 (10/96)

                                 APPENDIX


A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $9,000 in the Class A Shares of Federated Utility Fund, Inc. (formerly Liberty Utility Fund, Inc.), on June May 27, 1988, would have grown to $21,385 by August 31, 1996. The "x" axis reflects the cost of investment, the "y" axis reflects computation periods from 1988 to 1996, and the right margin reflects a total investment range from $0 to $24,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.

B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an investment of $1,000 annually, each year for 8 years, in the Class A Shares of Federated Utility Fund, Inc. (formerly Liberty Utility Fund, Inc.), on June May 27, 1988, would have grown to $13,572 by August 31, 1996. The "x" axis reflects the cost of investment, the "y" axis reflects computation periods from 1988 to 1996, and the right margin reflects a total investment range from $0 to $14,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.








FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779


Federated Securities Corp. is the distributor of the Fund
and is a subsidiary of Federated Investors.
Cusip  314286105
Cusip  314286204
Cusip  314286303
Cusip  314286402
G01529-04 (12/96)

FEDERATED UTILITY FUND, INC.
(FORMERLY, FORTRESS UTILITY FUND, INC.)

ADDENDUM TO THE SEMI-ANNUAL REPORT DATED AUGUST 31, 1996

                       FEDERATED UTILITY FUND, INC.
   Amendment to Semi-Annual Report for the period ended August 31, 1996

     Omitted from the most recent Semi-Annual Report for Federated Utility Fund, Inc., dated August 31, 1996, were the results of a special meeting of Shareholders of Federated Utility Fund, Inc. (formerly, Fortress Utility Fund, Inc.), held on May 31, 1996.
     The shareholders of Fortress Utility Fund, Inc. (the `Corporation'') approved the proposed Agreement and Plan of Reorganization between the Corporation and Federated Utility Fund, Inc., whereby the Corporation would transfer all of its assets to Federated Utility Fund, Inc., in exchange for Class F Shares of Federated Utility Fund, Inc. to be distributed pro rata by the Corporation to its shareholders in complete liquidation and dissolution of the Corporation.
     The motion was duly adopted with 26,178,626 shares having voted to approve the proposed Agreement, 705,059 having voted negatively and 1,234,992 shares having abstained from voting.

                                                          December 12, 1996



                                 APPENDIX


A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $9,000 in the Class A Shares of Federated Utility Fund, Inc. (formerly Liberty Utility Fund, Inc.), on June May 27, 1988, would have grown to $21,385 by August 31, 1996. The "x" axis reflects the cost of investment, the "y" axis reflects computation periods from 1988 to 1996, and the right margin reflects a total investment range from $0 to $24,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.

B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an investment of $1,000 annually, each year for 8 years, in the Class A Shares of Federated Utility Fund, Inc. (formerly Liberty Utility Fund, Inc.), on June May 27, 1988, would have grown to $13,572 by August 31, 1996. The "x" axis reflects the cost of investment, the "y" axis reflects computation periods from 1988 to 1996, and the right margin reflects a total investment range from $0 to $14,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.